FORM OF SHARE CERTIFICATE

Number	Shares
VLOR	CUSIP [●]
See Reverse for Certain Definitions

Valor Computerized Systems Ltd.

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THIS CERTIFIES that

_____________________________

is the Registered Holder of

FULLY PAID AND NON-ASSESSABLE ORDINARY
SHARES OF NIS 0.1 PAR VALUE EACH

of Valor Computerized Systems Ltd. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed or with an appropriate instrument of transfer. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association of the Company and amendments thereto, to all of which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.

Dated:____________

Valor Computerized Systems Ltd.
Corporate Seal       ISRAEL

Chairman      Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common	UNIF GIFT MIN ACT _____ Custodian _____
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right	under Uniform Gifts to Minors
of survivorship and not as	Act ____________________
tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
______________________________________________________________________________

______________________________________________________________________________

_____________________________________________________________________ SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND SO HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS _______________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION AND FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________

_____________________________________ ___________________________________________________
NOTICE: THE SIGNATURE TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE, IN
EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR
ANY CHANGE, WHATSOEVER.

Signature(s) Guaranteed:

_____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17 Ad-15.